Execution Version
WAIVER, CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT
This WAIVER, CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT (this “Agreement”), is entered into as of December 29, 2020, by and among LIBERTY OILFIELD SERVICES LLC, a Delaware limited liability company (the “Borrower”), LIBERTY OILFIELD SERVICES INC., a Delaware corporation (“Ultimate Parent”), LIBERTY OILFIELD SERVICES NEW HOLDCO LLC, a Delaware limited liability company (“Liberty Holdings”), R/C IV NON-U.S. LOS CORP, a Delaware corporation (“R/C Holdings”), LOS CIBOLO RE INVESTMENTS, LLC, a Texas limited liability company (“LOS Cibolo”), LOS ODESSA RE INVESTMENTS, LLC, a Texas limited liability company (“LOS Odessa”), ST9 GAS AND OIL LLC, a Texas limited liability company (“ST9”, together with Ultimate Parent, Liberty Holdings, the Borrower, R/C Holdings, LOS Cibolo and LOS Odessa, collectively, the “Loan Parties” and each, individually, a “Loan Party”), the undersigned Lenders (as defined below), and U.S. BANK NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors and assigns in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement, dated as of September 19, 2017 (as amended by that certain Amendment and Joinder to Credit Agreement, dated as of January 17, 2018, by that certain Second Amendment and Joinder to Credit Agreement, dated as of March 21, 2018, by that certain Third Amendment to Credit Agreement, dated as of August 12, 2020, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement), by and among the lenders identified on the signature pages thereto (each of such lenders, together with its successor and permitted assigns, a “Lender”), Agent, the Borrower, Ultimate Parent, Liberty Holdings, R/C Holdings and the other Loan Parties from time to time party thereto, the Lender Group has agreed to make Loans thereunder;
WHEREAS, pursuant to that certain Guaranty and Security Agreement, dated as of September 19, 2017 (amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”), by and among each Loan Party, as a grantor, and Agent, each of Ultimate Parent, Liberty Holdings, R/C Holdings, LOS Cibolo, LOS Odessa and ST9 guarantied the Guarantied Obligations (as defined therein) and each Loan Party granted to Agent, for the benefit of the Lender Group, a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations (as defined therein);
WHEREAS, the Loan Parties have informed Agent and the Lenders that Ultimate Parent, Liberty Holdings, as “US Buyer”, and LOS Canada Operations Inc., a British Columbia corporation and subsidiary of the Borrower (“Liberty Canada”), as “Canadian Buyer”, have entered into that certain Master Transaction Agreement dated as of August 31, 2020, which is
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expected to close prior to December 31, 2020 (such closing date, the “Schlumberger Acquisition Closing Date”), with Schlumberger Technology Corporation, a Texas corporation (“US Seller”), and Schlumberger Canada Limited, a corporation organized under the laws of the Province of Alberta (“Canadian Seller”), a copy of which is attached hereto as Exhibit A (the “Schlumberger MTA”), pursuant to which (a) Liberty Holdings will acquire from US Seller 100% of the equity interests of Solar US Target A, LLC, a Delaware limited liability company (“US Target A”), Solar US Target B, LLC, a Delaware limited liability company (“US Target B”), and Solar US Target C, LLC, a Delaware limited liability company (together with US Target A and US Target B, collectively, the “US Target Companies”, and the acquisition of the US Target Companies by Liberty Holdings, the “Schlumberger US Acquisition”) in exchange for shares of class A common stock of Ultimate Parent (the “US Acquisition Consideration”) and (b) Liberty Canada will acquire from Canadian Seller 100% of the equity interests of 1263651 B.C. Unlimited Liability Company, an unlimited liability company organized under the laws of the Province of British Columbia (the “Schlumberger Canada Target”; the acquisition of the Schlumberger Canada Target by Liberty Canada, the “Schlumberger Canada Acquisition”, and the Schlumberger Canada Acquisition together with the Schlumberger US Acquisition, collectively, the “Schlumberger Acquisition”) in exchange for the Canadian Note (as defined below);
WHEREAS, in order to permit Liberty Holdings to pay the US Acquisition Consideration to US Seller on the Schlumberger Acquisition Closing Date, Ultimate Parent will contribute the US Acquisition Consideration to Liberty Holdings in exchange for an equal number of units of Liberty Holdings (the “US Ultimate Parent Share Contribution”);
WHEREAS, in connection with the Schlumberger Canada Acquisition, (a) Liberty Canada will issue to Canadian Seller a promissory note dated as of the Schlumberger Acquisition Closing Date (the “Canadian Note”) with a principal amount equal to the fair market value of a number of shares of class A common stock of Ultimate Parent agreed to by the parties based on the trading price of such shares as of the end of the day on the Schlumberger Acquisition Closing Date (the “Canadian Acquisition Consideration”, together with the US Acquisition Consideration collectively, the “Schlumberger Consideration”) which Canadian Acquisition Consideration is payable either in cash or in additional shares of Ultimate Parent and (b) the Borrower and Liberty Canada will enter into an agreement dated as of the Schlumberger Acquisition Closing Date whereby the Borrower will agree to assume the payment obligations of Liberty Canada under the Canadian Note in exchange for the issuance by Liberty Canada to the Borrower of additional shares of Liberty Canada (the “Borrower Canadian Note Assumption”);
WHEREAS, in order to permit the Borrower to pay the Canadian Acquisition Consideration to Canadian Seller on the Schlumberger Acquisition Closing Date, (a) Ultimate Parent will contribute the number of shares of class A common stock of Ultimate Parent with a value equal to the Canadian Acquisition Consideration to Liberty Holdings in exchange for an equal number of units of Liberty Holdings and (b) Liberty Holdings will contribute such shares of class A common stock of Ultimate Parent to Borrower (the “Canadian Ultimate Parent Share Contribution”);

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WHEREAS, each of the Loan Parties acknowledges and agrees that in the absence of the prior written consent of the Required Lenders, (a) the US Ultimate Parent Share Contribution, the Canadian Ultimate Parent Share Contribution and the Schlumberger Acquisition are Investments that are not permitted pursuant to Section 6.9 of the Credit Agreement and both the US Ultimate Parent Share Contribution and the Canadian Ultimate Parent Share Contribution are issuances of Equity Interests that are not permitted pursuant to Section 6.12 of the Credit Agreement and (b) the issuance of the Canadian Note and the Borrower Canadian Note Assumption would result in the creation and incurrence of Indebtedness that is not permitted pursuant to Section 6.1 of the Credit Agreement, and as a result, the making of such Investments and creation and incurrence of such Indebtedness described in clauses (a) and (b), respectively, would constitute immediate Events of Default under Section 8.2(a)(i)(B) of the Credit Agreement;
WHEREAS, in addition, the Loan Parties have notified Agent and the Lenders that the Schlumberger Consideration collectively will constitute 37% of the total voting power of all of the outstanding voting common stock of Ultimate Parent and accordingly consummation of the Schlumberger Acquisition and payment of the Schlumberger Consideration will cause a “Change of Control” under the Credit Agreement and a resulting immediate Event of Default under Section 8.11 of the Credit Agreement;
WHEREAS, on August 28, 2020, the Borrower formed Liberty Canada but failed to provide to Agent a pledge agreement (or an addendum to the Guaranty and Security Agreement) and appropriate certificates and powers, pledging 65% of the total outstanding voting Equity Interests of Liberty Canada within fifteen (15) days of such formation in accordance with Section 5.11 of the Credit Agreement, resulting in an immediate Event of Default under Section 8.2(a)(i)(A) of the Credit Agreement (such Event of Default, the “Specified Event of Default”); and
WHEREAS, the Loan Parties have requested that Agent and the Required Lenders (a) waive the Specified Event of Default, (b) consent to (i) the US Ultimate Parent Share Contribution and the Canadian Ultimate Parent Share Contribution, (ii) the issuance of the Canadian Note and the Borrower Canadian Note Assumption, (iii) the consummation of the Schlumberger Acquisition and payment of the Schlumberger Consideration and (iv) the treatment of the Schlumberger Acquisition as a “Permitted Acquisition” for all purposes under the Credit Agreement and the other Loan Documents and (c) amend the Credit Agreement and the Guaranty and Security Agreement in certain respects, and Agent and the Required Lenders are willing to do so, subject to the terms and conditions specified herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follow:
1.Waiver of Specified Event of Default. In reliance on the representations and warranties of the Loan Parties set forth in Section 6 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 5(a) below, the Required Lenders hereby waive (the “Waiver”) the Specified Event of Default, so long as the Borrower provides to Agent (a) a

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pledge agreement governed under British Columbian law, and appropriate certificates and powers, pledging 65% of the total outstanding voting Equity Interests of Liberty Canada in accordance with Section 5.11 of the Credit Agreement within thirty (30) days of the Schlumberger Consent Effective Date (or such later date as the Required Lenders may agree in writing in their sole discretion) or (b) to the extent the Schlumberger Acquisition shall not have been consummated on or before January 31, 2021 (or such later date as the Required Lenders may agree in writing in their sole discretion, the “Acquisition Deadline”), evidence reasonably satisfactory to the Required Lenders of the dissolution of Liberty Canada within thirty (30) days of the Acquisition Deadline (or such later date as the Required Lenders may agree in writing in their sole discretion), it being understood that the failure to satisfy either such requirement shall constitute an immediate Event of Default. Without limiting the generality of any provision of the Credit Agreement, the Waiver shall be limited precisely as written and relate solely to the Specified Event of Default in the manner and to the extent described above, and the Waiver shall not be deemed to apply to any other Default or Event of Default that may currently be outstanding and shall not be deemed to apply to any future Default or Event of Default.
2.Consent Under Credit Agreement. In reliance upon the representations and warranties of the Loan Parties set forth in Section 6 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 5(b) below, the Required Lenders hereby consent (the “Consent”) to (a) the US Ultimate Parent Share Contribution and the Canadian Ultimate Parent Share Contribution, (b) the issuance of the Canadian Note and the Borrower Canadian Note Assumption, (c) the Schlumberger Acquisition and payment of the Schlumberger Consideration and (d) the treatment of the Schlumberger Acquisition as a “Permitted Acquisition” for all purposes under the Credit Agreement and the other Loan Documents. Except as expressly set forth in this Agreement, the foregoing consent shall not constitute (i) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document or (ii) a waiver, release or limitation upon the exercise by Agent or any Lender of any of their respective rights, legal or equitable thereunder. Notwithstanding anything to the contrary set forth herein, the foregoing consent shall only be effective to the extent that the Canadian Note is (A) paid in shares of class A common stock of Ultimate Parent and (B) cancelled within one (1) Business Day of the Schlumberger Acquisition Closing Date and the failure to satisfy either of the foregoing clauses (A) and (B) shall constitute an immediate Event of Default.
3.Amendments to Credit Agreement. In reliance on the representations and warranties of the Loan Parties set forth in Section 6 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 5(a) below, other than with respect to the amendment to the definition of “Change of Control” in Section 1.1 of the Credit Agreement (the “Change of Control Amendment”) which shall be subject to the satisfaction of the conditions to effectiveness set forth in Section 5(b) below, the Credit Agreement (but not the Schedules and Exhibits attached thereto) shall be amended in its entirety to read as set forth in the Credit Agreement attached as Annex A hereto (such amendments, together with the Change of Control Amendment, collectively, the “Credit Agreement Amendments”).

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4.Amendments to Guaranty and Security Agreement. In reliance on the representations and warranties of the Loan Parties set forth in Section 6 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 5(a) below, other than with respect to (i) the amendment to Section 7(n) of the Guaranty and Security Agreement and (ii) the amendment set forth in clause (b) herein (collectively, the “Title Covenant Amendments”), each of which shall be subject to the satisfaction of the conditions to effectiveness set forth in Section 5(b) below, (a) the Guaranty and Security Agreement and Annex 1 thereto (but not the Schedules and Exhibits attached thereto) shall be amended in their entirety to read and (b) the Guaranty and Security Agreement shall be further amended by adding a new Schedule 7(n) thereto, in each case, as set forth in the Guaranty and Security Agreement attached as Annex B hereto (such amendments together with the Title Covenant Amendments and the Credit Agreement Amendments, collectively, the “Amendments”).
5.Conditions to Effectiveness.
(a)The Waiver and the Amendments, other than the Change of Control Amendment and the Title Covenant Amendments, shall become effective and be deemed effective as of the date when, and only when, all of the following conditions have been satisfied (such date, the “Initial Amendments Effective Date”):
(i)The Lenders shall have received a copy of this Agreement, duly authorized, executed and delivered by the Loan Parties, Agent and the Required Lenders;
(ii)The Lenders shall have received an executed copy of that certain Consent and Fifth Amendment to Credit Agreement, dated as of December 29, 2020, by and among the Loan Parties party thereto, the ABL Lenders party thereto and the ABL Agent, in form and substance satisfactory to the Required Lenders;
(iii)the representations and warranties of the Loan Parties contained in this Agreement, the Credit Agreement, the Guaranty and Security Agreement and the other Loan Documents shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Initial Amendments Effective Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);
(iv)the Borrower shall have paid all fees costs and expenses due and payable as of the Initial Amendments Effective Date under the Credit Agreement and the other Loan Documents, including without limitation all attorney’s fees and expenses incurred by Agent and the Lenders; and
(v)after giving effect to the Waiver, no Default or Event of Default shall have occurred and be continuing.

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(b)The Consent, the Change of Control Amendment and the Title Covenant Amendments shall become effective and be deemed effective as of the date when, and only when, all of the all of the following conditions have been satisfied (such date, the “Schlumberger Consent Effective Date”):
(i)the Required Lenders shall have received (A) a certificate of an Authorized Person of the Borrower attaching and certifying as to a true, correct and complete copy of the Schlumberger MTA and (B) true, correct and complete copies of each of the other documents with respect to the Schlumberger Acquisition listed on Schedule 1 attached hereto, together with each other documents with respect to the Schlumberger Acquisition that may be reasonably requested by the Required Lenders, each in form and substance reasonably satisfactory to Agent or the Required Lenders, as applicable;
(ii)after giving effect to the Consent, the Change of Control Amendment and the Title Covenant Amendments, the representations and warranties of the Loan Parties contained in this Agreement, the Credit Agreement (except with respect to the representation and warranty contained in Section 4.1(c) thereof as a result of the transactions contemplated by the Schlumberger Acquisition), the Guaranty and Security Agreement and the other Loan Documents shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Schlumberger Consent Effective Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);
(iii)the Borrower shall have paid all fees costs and expenses due and payable as of the Schlumberger Consent Effective Date under the Credit Agreement and the other Loan Documents, including without limitation all attorney’s fees and expenses incurred by Agent and the Lenders;
(iv)after giving effect to the Consent and the Change of Control Amendment, no Default or Event of Default shall have occurred and be continuing; and
(v)the Schlumberger Acquisition shall have been consummated on or before the Acquisition Deadline in accordance with the terms of the Schlumberger MTA and applicable law.
6.Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants as of the Initial Amendments Effective Date and the Schlumberger Consent Effective Date, to the extent applicable, to Agent and the Lenders as follows:

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(a)it (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and to carry out the transactions contemplated by this Agreement and each of the other Loan Documents to which it is a party (including, without limitation, after giving effect to the Consent and the Amendments, the Credit Agreement and the Guaranty and Security Agreement);
(b)the execution and delivery of this Agreement, and the performance by it of this Agreement and each other Loan Document to which it is a party (including, without limitation, after giving effect to the Consent and the Amendments, the Credit Agreement and the Guaranty and Security Agreement), (i) have been duly authorized by all necessary action on the part of such Loan Party and (ii) do not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to such Loan Party or its Subsidiaries, the Governing Documents of such Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on such Loan Party or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of such Loan Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Loan Party or its Subsidiaries, other than Permitted Liens, (D) require any approval of such Loan Party’s interest holders or any approval or consent of any Person under any material agreement of such Loan Party or its Subsidiaries, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect, or (E) require any registration with, consent, or approval of, or notice to or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect;
(c)this Agreement and each other Loan Document to which such Loan Party is a party (including, without limitation, after giving effect to the Consent and the Amendments, the Credit Agreement and the Guaranty and Security Agreement) is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;
(d)the representations and warranties contained in this Agreement, the Credit Agreement, the Guaranty and Security Agreement and the other Loan Documents are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Initial Amendments Effective Date (after giving effect to the Waiver and the Amendments, other than the Change of Control Amendment and the

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Title Covenant Amendments) or the Schlumberger Consent Effective Date (after giving effect to the Consent, the Change of Control Amendment and the Title Covenant Amendments), as applicable (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);
(e)after giving effect to the Waiver, no Default or Event of Default has occurred and is continuing; and
(f)solely as of the Schlumberger Consent Effective Date, other than the failure to satisfy clauses (a) and (i) of the definition of “Permitted Acquisition”, the Schlumberger Acquisition would constitute a Permitted Acquisition under the Credit Agreement.
7.Further Assurances. At any time upon the reasonable request of Agent or the Required Lenders, each Loan Party shall promptly execute and deliver to Agent or the Lenders such Additional Documents as Agent or the Required Lenders shall reasonably request pursuant to the Credit Agreement, the Guaranty and Security Agreement or any other Loan Document, in each case in form and substance reasonably satisfactory to Agent or the Required Lenders, as applicable.
8.Choice of Law and Venue; Jury Trial Waiver; Judicial Reference.
(a)THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b)THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
9.Binding Effect. This Agreement shall be binding upon the Loan Parties and shall inure to the benefit of Agent and the Lenders, together with their respective successors and permitted assigns.
10.Effect on Loan Documents.
(a)The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and the Guaranty and Security Agreement and shall not be deemed to be a consent to the modification or amendment of any other term or condition of the Credit Agreement or the Guaranty and Security Agreement.

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Except as expressly modified and superseded by this Agreement, the terms and provisions of the Credit Agreement, the Guaranty and Security Agreement and each of the other Loan Documents are ratified and confirmed and shall continue in full force and effect.
(b)Each reference in the Credit Agreement, the Guaranty and Security Agreement or any other Loan Document to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Credit Agreement, the Guaranty and Security Agreement or any other Loan Document shall mean and refer to such agreement as modified by this Agreement.
11.Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (b) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. The execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or Agent, constitute a waiver of any provision of any of the Loan Documents other than the Specified Event of Default or serve to effect a novation of the Obligations.
12.Release.
(a)In consideration of the agreements of Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors and assigns, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and the Lenders, and their successors and assigns, and their present and former, direct and indirect, owners, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with, the Credit Agreement, the Guaranty and Security Agreement or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Agreement.

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(b)Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
13.Fees and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of Agent and the Lenders (including reasonable attorneys’ fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Agreement, the Credit Agreement as amended hereby and the Guaranty and Security Agreement as amended hereby.
14.Miscellaneous
(a)This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic image scan transmission (e.g., “PDF” or “tif” via email) shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic image scan transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require Agent or any Lender to accept Electronic Signatures in any form or format without its prior written consent.
(b)Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

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(c)Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
(d)Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group or any Loan Party, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
(e)The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
(f)This Agreement shall be subject to the rules of construction set forth in Section 1.4 of the Credit Agreement, and such rules of construction are incorporated herein by this reference, mutatis mutandis.
(g)By their signature below, the Required Lenders request and direct that Agent execute this Agreement.
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IN WITNESS WHEREOF, the Loan Parties, Agent and the Required Lenders party hereto have caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

LOAN PARTIES:	LIBERTY OILFIELD SERVICES LLC, a Delaware limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
LIBERTY OILFIELD SERVICES INC., a Delaware corporation By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
LIBERTY OILFIELD SERVICES NEW HOLDCO LLC, a Delaware limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
R/C IV NON-U.S. LOS CORP, a Delaware corporation By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
LOS CIBOLO RE INVESTMENTS, LLC, a Texas limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
Signature Page to Waiver, Consent and Fourth Amendment to Credit Agreement
and First Amendment to Guaranty and Security Agreement

LOS ODESSA RE INVESTMENTS, LLC, a Texas limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
ST9 GAS AND OIL LLC, a Texas limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel

Signature Page to Waiver, Consent and Fourth Amendment to Credit Agreement
and First Amendment to Guaranty and Security Agreement

AGENT:	U.S. BANK NATIONAL ASSOCIATION By: /s/ Prital K. Patel Name: Prital K. Patel Title: Vice President

LENDERS:	MSD CREDIT OPPORTUNITY MASTER FUND, L.P., a Delaware limited liability partnership By: /s/ Marcello Liguori Name: Marcello Liguori Title: Managing Director
REDWOOD MASTER FUND, LTD. By: Name: Title:
REDWOOD OPPORTUNITY MASTER FUND, LTD. By: Name: Title:
CORBIN OPPORTUNITY FUND, L.P. By: Name: Title:
PONTUS HOLDINGS, LTD. By: Name: Title:
Signature Page to Waiver, Consent and Fourth Amendment to Credit Agreement
and First Amendment to Guaranty and Security Agreement

CM FINANCE SPV LTD By: CM Investment Partners LLC, as Collateral Manager By: /s/ Rocco DelGuercio Name: Rocco DelGuercio Title: Authorized Signatory
AG ENERGY FUNDING, LLC By: Name: Title:
OWL ROCK CAPITAL CORPORATION By: /s/ Alexis Maged Name: Alexis Maged Title: Authorized Signatory
ORCC II FINANCING LLC By: /s/ Alexis Maged Name: Alexis Maged Title: Authorized Signatory
ORCC FINANCING II LLC By: /s/ Alexis Maged Name: Alexis Maged Title: Authorized Signatory

Signature Page to Waiver, Consent and Fourth Amendment to Credit Agreement
and First Amendment to Guaranty and Security Agreement

Schedule 1
Schlumberger Acquisition Documents
i.Acquisition and Restructuring Documents:
1.Master Transaction Agreement, together with Disclosure Schedules
2.Alliance Agreement
3.Transition Services Agreement
4.Direct Sale and Rental Agreement
5.Employee Matters Agreement
6.Equity Assignment Agreement
7.Canadian Buyer Note
8.Intellectual Property Licensing Agreement
9.Canadian Restructuring Contribution Agreement
10.US Restructuring Contribution Agreement
ii.Equity Documents:
1.Amended and Restated Stockholder's Agreement
2.Registration Rights Agreement
iii.Collateral Due Diligence:
1.Pre-closing lien search results re US Target Companies, US Seller and Canadian Seller
2.Intellectual property search results re US Target Companies, US Seller and Canadian Seller
iv.Payoff Documents & Releases:
1.Purchase and Termination Agreement (TX – Edwards Mine) re Society Generale Financial Corporation re:
a.Lease and Security Agreement
b.Ground Lease
c.Deed of Trust
d.Leasehold Deed of Trust
2.UCC Termination Statements:
a.UCC filing 2017-6986, naming Wisconsin Proppants, LLC as debtor and SOCIÉTÉ GÉNÉRALE FINANCIAL CORPORATION as secured party, filed among the Land Records of Ward County, TX on November 27, 2017
Schedule 1 to Waiver, Consent and Fourth Amendment to Credit Agreement
and First Amendment to Guaranty and Security Agreement

b.UCC filing 170015722725, naming Wisconsin Proppants, LLC as debtor and SOCIÉTÉ GÉNÉRALE FINANCIAL CORPORATION as secured party, filed with Wisconsin Department of Financial Institutions on November 17, 2017
c.UCC filing 20177653449, naming SOCIÉTÉ GÉNÉRALE FINANCIAL CORPORATION as debtor and SOCIÉTÉ GÉNÉRALE as secured party, filed with SOS Delaware on November 17, 2017

Schedule 1 to Waiver, Consent and Fourth Amendment to Credit Agreement
and First Amendment to Guaranty and Security Agreement

Annex A
Amended Credit Agreement
[See attached]

Annex A to Waiver, Consent and Fourth Amendment to Credit Agreement
and First Amendment to Guaranty and Security Agreement

Annex b
Amended Guaranty and Security Agreement
[See attached]

Annex B to Waiver, Consent and Fourth Amendment to Credit Agreement
and First Amendment to Guaranty and Security Agreement

Exhibit A
Schlumberger MTA
[See attached]
Exhibit A to Waiver, Consent and Fourth Amendment to Credit Agreement
and First Amendment to Guaranty and Security Agreement